      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director  of  Oppenheimer  Cash Reserves,  Oppenheimer  Capital Income
Fund,   Oppenheimer  Champion  Income  Fund,   Oppenheimer  High  Yield  Fund,
Oppenheimer  International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer
Limited-Term  Government Fund, Oppenheimer Main Street Fund, Inc., Oppenheimer
Main  Street  Opportunity  Fund,  Oppenheimer  Main  Street  Small  Cap  Fund,
Oppenheimer  Municipal Fund,  Oppenheimer Real Asset Fund,  Oppenheimer Select
Managers,  Oppenheimer Senior Floating Rate Fund, Oppenheimer Strategic Income
Fund,  Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds
and Panorama  Series Fund,  Inc. (the "Funds"),  to sign on his behalf any and all proxy statements under the Securities Act of 1933, as amended,  (including any amendments and  supplements  thereto),  and other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ John Murphy
-----------------------
John Murphy

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Real  Asset  Fund,   Oppenheimer  Select  Managers,   Oppenheimer
Strategic  Income  Fund,  Oppenheimer  Total Return  Fund,  Inc.,  Oppenheimer
Variable  Account Funds and Panorama Series Fund, Inc. (the "Funds"),  to sign on her behalf any and all proxy  statements  under the Securities Act of 1933, as amended,  (including  any amendments and  supplements  thereto),  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto,  and  other  documents  in  connection  therewith,  and  any  and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as she  might or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Beverly L. Hamilton
-----------------------
Beverly L. Hamilton

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Real  Asset  Fund,   Oppenheimer  Select  Managers,   Oppenheimer
Strategic  Income  Fund,  Oppenheimer  Total Return  Fund,  Inc.,  Oppenheimer
Variable  Account Funds and Panorama Series Fund, Inc. (the "Funds"),  to sign on his behalf any and all proxy  statements  under the Securities Act of 1933, as amended,  (including  any amendments and  supplements  thereto),  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto,  and  other  documents  in  connection  therewith,  and  any  and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and other documents in connection  thereunder,  and to file the same,  with all exhibits thereto, and other documents in connection therewith,  with the Securities and
Exchange  Commission,  granting unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority  to do and perform each and every act and thing  requisite and  necessary to be done in and about the  premises,  as fully as to all  intents  and  purposes  as he  might  or could do in  person, hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Robert J. Malone
-----------------------
Robert J. Malone

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ James C. Swain
-----------------------
James C. Swain

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ William L. Armstrong
-----------------------
William L. Armstrong

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Robert G. Avis
-----------------------
Robert G. Avis

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ George C. Bowen
-----------------------
George C. Bowen

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Edward L. Cameron
-----------------------
Edward L. Cameron

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Jon S. Fossel
-----------------------
Jon S. Fossel

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ Sam Freedman
-----------------------
Sam Freedman

      KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and
appoints   Robert  G.  Zack  and   Katherine  P.  Feld  his  true  and  lawful
attorneys-in-fact   and  agents,   and  each  of  them,  with  full  power  of
substitution  and  resubstitution,  for him in his  capacity as an Officer and
Trustee/Director of Centennial America Fund, L.P.,  Centennial  California Tax
Exempt Trust,  Centennial  Government  Trust,  Centennial  Money Market Trust,
Centennial   New  York  Tax  Exempt  Trust,   Centennial   Tax  Exempt  Trust,
Oppenheimer  Cash  Reserves,  Oppenheimer  Capital  Income  Fund,  Oppenheimer
Champion Income Fund, Oppenheimer High Yield Fund,  Oppenheimer  International
Bond Fund, Oppenheimer Integrity Funds,  Oppenheimer  Limited-Term  Government
Fund,  Oppenheimer Main Street Fund, Inc., Oppenheimer Main Street Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer   Real  Asset  Fund,   Oppenheimer   Senior  Floating  Rate  Fund,
Oppenheimer Select Managers,  Oppenheimer  Strategic Income Fund,  Oppenheimer
Total Return  Fund,  Inc.,  Oppenheimer  Variable  Account  Funds and Panorama
Series  Fund,  Inc.  (the  "Funds"),  to sign on his  behalf any and all proxy statements  under the  Securities  Act of 1933,  as  amended,  (including  any amendments  and  supplements  thereto),  and  other  documents  in  connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents in connection  therewith,  and any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements)  under the  Securities  Act of  1933,  the  Investment  Company  Act of 1940  and any
amendments  and  supplements   thereto,  and  other  documents  in  connection
thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other
documents  in  connection   therewith,   with  the   Securities  and  Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:      May 12, 2003

/s/ F. William Marshall, Jr.
-----------------------
F. William Marshall, Jr.